Exhibit 99.2


            CERTIFICATION OF PERIODIC FINANCIAL REPORT


      I, Michael S. Geltzeiler, of The Reader's Digest
Association, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

(2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of The Reader's Digest
      Association, Inc.

This certificate is being furnished solely for purposes of
Section 906 and is not being filed as part of the Periodic Report.


Dated:  May 5, 2003




                                       /s/ MICHAEL S. GELTZEILER
                                         Michael S. Geltzeiler
                                        Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to The Reader's Digest Association, Inc. and will be retained by The Reader's Digest Association, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.